SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 14, 1998


                              AUDIO BOOK CLUB, INC.
             (Exact name of registrant as specified in its charter)

           Florida                         1-13469               65-0429858
(State or other jurisdiction          (Commission File        (I.R.S. Employer
jurisdiction of incorporation)             Number)           Identification No.)


            2295 Corporate Blvd., N.W., Boca Raton, FL            33431
            (Address of principal executive offices)           (Zip Code)


(Registrant's telephone number, including area code)          (561) 241-1426


                                 Not Applicable
           Former name or former address, if changed since last report

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND  EXHIBITS

On its Form 8-K filed December 24, 1998, Audio Book Club, Inc. advised the Securities and Exchange Commission ("the Commission") that it would file audited financial statements relating to the acquisition described therein. Attached hereto are the required financial statements.

INDEX:

(a)  HISTORICAL  FINANCIAL  STATEMENTS OF THE BUSINESS  ACQUIRED (RADIO SPIRITS,
     INC.)

     September 30, 1998
          Balance Sheet                                                    4 - 5
          Statement of Income                                                  6
          Statement of Cash Flows                                              7
          Notes to Financial Statements                                   8 - 11

     December 31, 1997
          Independent Auditor's Report                                        14
          Balance Sheet                                                  15 - 16
          Statement of Income                                                 17
          Statement of Cash Flows                                             18
          Statement of Stockholder's Equity                                   19
          Notes to Financial Statements                                  20 - 24

     December 31, 1996
          Independent Auditor's Report                                        30
          Balance Sheet                                                  31 - 32
          Statement of Income                                                 33
          Statement of Cash Flows                                             34
          Statement of Stockholder's Equity                                   35
          Notes to Financial Statements                                  36 - 40

(b) PRO-FORMA COMBINED FINANCIAL INFORMATION

          Introduction                                                        44

          Pro Forma Combined Balance Sheet at
          September 30, 1998                                                  45

          Notes to Pro Forma Combined Balance Sheet at September 30, 1998     46

          Pro Forma Combined Statement of Operations
          for the Nine Months Ended September 30, 1998                        47

          Pro Forma Combined Statement of Operations
          for the Twelve Months Ended December 31, 1997                       48

          Pro Forma Combined Statement of Operations
          for the Twelve Months Ended December 31, 1996                       49

          Notes to Pro Forma Combined Statements of Operations                50

                              RADIO SPIRITS, INC.                         Page 2
                                 BALANCE SHEET
                               SEPTEMBER 30,1998
                                    Unaudited


                                    ASSETS


CURRENT ASSETS
  Cash                                                               $    40,848
  Accounts receivable, net of allowance of $173,500                    1,071,602
  Other receivables                                                          143
  Inventory (Note 1)                                                   1,161,220
  Loans to shareholder (Note 6)                                           60,891
  Prepaid expenses                                                        36,595
                                                                     -----------

    Total Current Assets                                               2,371,299

PROPERTY AND EQUIPMENT (Note 2)
  Leasehold improvements                            $   538,587
  Equipment                                             607,381
  Furniture and fixtures                                 83,206
  Vehicles                                               23,225
  Old time radio collection                             173,766
                                                    -----------

  Total Property and Equipment                        1,426,165
  Less: accumulated depreciation                       (518,225)
                                                    -----------

    Property and Equipment - net                                         907,940

OTHER ASSETS
  Due from affiliates (Note 6)                      $   220,023
  Deposits                                                   40
  Goodwill, net of amortization
    of $74,810 (Note 3)                                 374,051
                                                    -----------

    Total Other Assets                                                   594,114
                                                                     -----------

                                                                     $ 3,873,353
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 3
                                 BALANCE SHEET
                               SEPTEMBER 30,1998
                                    Unaudited


                     LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES
  Line of credit (Note 4)                                             $  601,833
  Current portion of long term debt (Note 5)                             159,697
  Accounts payable                                                       611,040
  Accrued expenses                                                       196,006
  Accrued profit sharing (Note 8)                                         85,529


  Deferred income taxes payable (Note 1)                                 108,328
                                                                      ----------

    Total Current Liabilities                                          1,762,433

LONG TERM DEBT (Note 5)                                                  740,608

STOCKHOLDER'S EQUITY
  Common stock, No par value
    Authorized 1,000 shares
    Issued 1000 shares                             $    1,000
  Retained earnings                                 1,369,312
                                                   ----------

    Total Stockholder's Equity                                         1,370,312
                                                                      ----------

                                                                      $3,873,353
                                                                      ==========


    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 4
                               STATEMENT OF INCOME
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30,1998
                                    Unaudited

                              STATEMENT OF INCOME

                                                        Amount
                                                     -----------

              SALES                                  $ 4,815,483

              DIRECT COST OF GOODS SOLD                2,110,283
                                                     -----------

              GROSS PROFIT                             2,705,200

              INDIRECT COST OF GOODS SOLD                526,321
                                                     -----------

              NET INCOME BEFORE OPERATING EXPENSES     2,178,879
                                                     -----------

              OPERATING EXPENSES
                Selling                                  118,370
                Administrative                         1,128,591
                                                     -----------

                Total Operating Expenses               1,246,961
                                                     -----------

              INCOME FROM OPERATIONS                     931,918
                                                     -----------

              OTHER INCOME (EXPENSE)
                Penalties                                 (2,767)
                Interest expense                        (100,118)


                                                     -----------

                  Total Other Expense                   (102,885)
                                                     -----------

              NET INCOME                             $   829,033
                                                     -----------


    The accompanying notes are an integral part of the financial statements.

RADIO SPIRITS, INC.
STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(Unaudited)

Cash flows from operating activities:
    Net income                                                        $ 829,033

    Adjustment to reconcile net income to net
    cash provided by operating activities:
        Depreciation                                                     91,225
        Amortization                                                     22,443
        Decrease in accounts receivable                                 193,760
        Increase in inventory                                          (201,864)
        Decrease in prepaid expenses                                     25,337
        Decrease in other receivables                                    21,568
        Increase in due from affiliates                                (140,947)
        Decrease in accounts payable                                   (251,279)
        Decrease in accrued expenses                                    (68,120)
        Decrease in accrued profit sharing                               (3,814)
        Decrease in accrued corporation taxes                           (32,270)
        Decrease in accrued payroll taxes                                (6,095)
                                                                      ---------
    Total adjustments                                                  (350,056)
                                                                      ---------
        Net cash provided by operating activities                       478,977
                                                                      ---------

Cash flows from investing activities:
    Purchases of fixed assets                                          (106,732)
                                                                      ---------
        Net cash used in investing activities                          (106,732)
                                                                      ---------

Cash flows from financing activities:
    Loans to shareholder                                                (60,891)
    Net decrease in line of credit                                     (180,000)
    Net decrease in debt                                               (167,676)
                                                                      ---------
        Net cash used in financing activities                          (408,567)
                                                                      ---------

Net decrease in cash                                                    (36,322)
Cash at beginning of period                                              77,170
                                                                      ---------
Cash at end of period                                                 $  40,848
                                                                      =========


    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of significant accounting policies of Radio Spirits, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     Nature of Business

     The Company specializes in the syndication, sales and licensing of popular radio programs originally aired from the early 1930s through the late 1950s. The Company has an in-house mail order service in which it distributes audio cassettes and compact discs of vintage comedy, mystery, detective, adventure and suspense programs to customers worldwide.

     Inventory

     Inventory consists of packaging materials for the cassettes and compact discs, and cassettes and compact discs ready for sale. Inventory is carried at cost and is reviewed at year end for slow moving items, which are written off as obsolete.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2.   PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation of equipment is computed using accelerated methods and amortization of leasehold improvements is computed using the straight-line method. Depreciation and amortization amounted to $91,225 for the nine months ended September 30, 1998.

3.   GOODWILL

     Goodwill resulted from the purchase of stock from a former shareholder and is being amortized using the straight-line method over 15 years. Amortization expense amounted to $22,443 for the nine months ended September 30, 1998.

                               RADIO SPIRITS, INC.                        Page 6
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

4.   LINE OF CREDIT

     The Company has a line of credit with a bank in the amount of $850,000 expiring September 4, 1999. The line of credit is collateralized by substantially all of the assets of the Company and the personal guarantee of the shareholder of the Company. Interest only is payable monthly at 1% over the prime rate. The outstanding balance was $601,833 at September 30, 1998.

5.   NOTES PAYABLE

     Notes payable consists of the following:

          Note payable dated March 7, 1996 to former
          shareholder for purchase of stock, payable $6,747
          per month including interest at 6.5%, due March
          2006. Secured by a second position of
          substantially all assets and the guarantee of the
          shareholder of the Company                                  $ 475,462

          Note payable to West Suburban Bank, payable in monthly
          installments of $1,365 including interest at
          9.5%, due September 2002, secured by equipment                 54,337

          Note payable to West Suburban Bank, payable in monthly
          installments of $9,509 including interest at
          9.75%, due May 2002, secured by substantially all assets      350,426

          Note payable to Honda, payable in monthly installments
          of $444 including interest at 7.75%, due June
          2001, secured by a vehicle                                     13,164

          Note payable to West Suburban Bank, payable in monthly
          installments of $892 including interest at
          8%, due February 2000, secured by equipment                     6,916
                                                                      ---------

                                                                        900,305

          Less current portion                                         (159,697)
                                                                      ---------

                                                                      $ 740,608
                                                                      =========

                               RADIO SPIRITS, INC.                        Page 7
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

5.   NOTES PAYABLE (continued)

      Maturities of long-term debt are as follows:

                           Year Ending,
                          September 30,
                          -------------
                              1999                  $159,967
                              2000                   164,884
                              2001                   178,293
                              2002                   151,357
                              2003                    66,849
                              Thereafter             179,225
                                                    --------
                                                    $900,305
                                                    ========

6.   RELATED PARTY TRANSACTIONS

     The Company is owed $60,891 from the shareholder at September 30, 1998. The amount is a short-term loan and no interest is being accrued.

     The Company is also owed $214,966 from affiliated companies owned by the shareholder. The amounts are short-term loans and no interest is being accrued.

On December 1, 1996 the Company entered into a lease agreement for its current facilities with its shareholder. Monthly base rent is $3,667 plus insurance and real estate taxes, and the lease expires November 30, 2001. Rent expense amounted to $33,003 for the nine months ended September 30, 1998. Future minimum rental payments are as follows:

                           Year ending,
                          September 30,
                          -------------
                              1999                  $ 44,004
                              2000                    44,004
                              2001                    44,004
                              2002                     7,334
                                                    --------
                                                    $139,346
                                                    ========

                               RADIO SPIRITS, INC.                        Page 8
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

7.   COMMITMENTS

     Licensing Agreements

     The Company has entered into various agreements for the use of the original programs it broadcasts and sells. Rights expense under these agreements amounted to $239,626 for the nine months ended September 30, 1998.

     Consulting Agreement

     The Company has a consulting agreement with Dennis Levin & Associates. The agreement expires December 31, 1999. The Company pays a monthly fee of $6,924 plus a year end amount based on net income before taxes as adjusted for items in the agreement. Consulting expense for this agreement amounted to $62,316 for the nine months ended September 30, 1998.

     Sales Agreement

     The Company has agreements with various independent sales representatives for the Company's products, to certain customers and markets per the agreement. The agreement may be terminated at any time by either party with 60 days written notice. Commissions of 5% are paid monthly in the following month based on net cash receipts from the customers. Commissions expense amounted to $44,575 for the nine ended September 30, 1998.

8.   PROFIT SHARING PLAN

     The Company has a profit sharing plan covering all employees who have met the eligibility requirements. The plan is noncontributory for the employees and discretionary for the employer. No contribution was made for the nine months ended September 30, 1998.

9.   SALE OF BUSINESS

     During July 1998, the Company's shareholder agreed to a letter intent to sell the stock of the Company to a publicly traded company. The letter of intent is subject to acceptable results of due diligence by both parties.

                               RADIO SPIRITS, INC.

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1997

                               TABLE OF CONTENTS
                               -----------------


                                                                        PAGE

      INDEPENDENT AUDITORS' REPORT                                        1

      FINANCIAL STATEMENTS

         Balance sheet                                                   2-3

         Statement of income                                              4

         Statement of cash flows                                          5

         Statement of retained earnings                                   6

         Notes to financial statements                                   7-11

      SUPPLEMENTARY INFORMATION

         Schedules of direct and indirect
           cost of goods sold                                             13

         Schedules of selling and administrative expenses                 14

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Radio Spirits, Inc.
Schaumburg, Illinois

We have audited the accompanying balance sheet of Radio Spirits, Inc. as of December 31, 1997 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Radio Spirits, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ B D & A Certified Public Accountants, Ltd.



November 24, 1998

                              RADIO SPIRITS, INC.                         Page 2
                                 BALANCE SHEET
                               DECEMBER 31, 1997


                                    ASSETS


CURRENT ASSETS
  Cash                                                               $    77,175
  Accounts receivable, net of allowance of $140,000                    1,273,317
  Other receivables                                                       25,200
  Inventory (Note 1)                                                   1,103,274
  Loans to shareholder (Note 6)                                            1,667
  Prepaid expenses                                                        49,098
                                                                     -----------

    Total Current Assets                                               2,529,731

PROPERTY AND EQUIPMENT (Note 2)
  Leasehold improvements                            $   533,989
  Equipment                                             567,259
  Furniture and fixtures                                 81,193
  Vehicles                                               23,226
  Old time radio collection                             113,375
                                                    -----------

  Total Property and Equipment                        1,319,042
  Less: accumulated depreciation                       (426,610)
                                                    -----------

    Property and Equipment - net                                         892,432

OTHER ASSETS
  Due from affiliates (Note 6)                      $    75,587
  Deposits                                                   40
  Goodwill, net of amortization
    of $52,367 (Note 3)                                 396,494
                                                    -----------

    Total Other Assets                                                   472,121
                                                                     -----------

                                                                     $ 3,894,284
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                              RADIO SPIRITS, INC.                         Page 3
                                 BALANCE SHEET
                               DECEMBER 31, 1997

                     LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES
  Line of credit (Note 4)                                             $  781,833
  Current portion of long term debt (Note 5)                             201,411
  Accounts payable                                                     1,010,604
  Accrued expenses                                                       184,261
  Accrued profit sharing (Note 8)                                         89,343
  Accrued payroll taxes                                                    5,416
  Income taxes payable (Note 9)                                           18,720
  Deferred income taxes payable (Note 1)                                 185,000
                                                                      ----------

    Total Current Liabilities                                          2,476,588

LONG TERM DEBT (Note 5)                                                  876,417

STOCKHOLDER'S EQUITY
  Common stock, No par value
    Authorized 1,000 shares
    Issued 1000 shares                                 $    1,000
  Retained earnings                                       540,279
                                                       ----------

    Total Stockholder's Equity                                           541,279
                                                                      ----------

                                                                      $3,894,284
                                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                              RADIO SPIRITS, INC.                         Page 3

                               STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                              STATEMENT OF INCOME

                                                         Amount             %
                                                      -----------        ------

SALES                                                 $ 5,184,906        100.00

DIRECT COST OF GOODS SOLD                               2,409,119         46.46
                                                      -----------        ------

GROSS PROFIT                                            2,775,787         53.54

INDIRECT COST OF GOODS SOLD                               763,395         14.72
                                                      -----------        ------

NET INCOME BEFORE OPERATING EXPENSES                    2,012,392         38.81
                                                      -----------        ------

OPERATING EXPENSES
  Selling                                                 199,947          3.86
  Administrative                                        1,452,023         28.00
                                                      -----------        ------

  Total Operating Expenses                              1,651,970         31.86
                                                      -----------        ------

INCOME FROM OPERATIONS                                    360,422          6.95
                                                      -----------        ------

OTHER INCOME (EXPENSE)
  Penalties                                                (3,386)        (0.07)
  Interest expense                                       (153,188)        (2.95)
  Miscellaneous income                                      1,000          0.02
  Loss on sale of assets                                  (31,790)        (0.61)
                                                      -----------        ------

    Total Other Expense                                  (187,364)        (3.61)
                                                      -----------        ------

INCOME BEFORE INCOME TAX                                  173,058          3.34

INCOME TAXES (Note 9)                                      64,139          1.24
                                                      -----------        ------

NET INCOME                                            $   108,919          2.10
                                                      ===========        ======

The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                       Page 2
                             STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                           $  108,919
    Adjustments to reconcile net income to net
        cash provided by operating activities                           137,506
          Depreciation and amortization                                  31,790
          Loss on sale of fixed assets                                   47,000
          Deferred income taxes
          (Increase) decrease in:
              Accounts receivable                                      (716,429)
              Other receivables                                         (25,200)
              Inventory                                                (151,031)
              Prepaid expenses                                          (33,323)
              Deposits                                                    1,639
          Increase (decrease) in:
              Accounts payable                                          519,595
              Accrued expenses                                           59,828
              Accrued profit sharing                                     30,000
              Accrued payroll taxes                                       3,556
              Income taxes payable                                      (18,692)
                                                                     ----------

NET CASH USED IN OPERATING ACTIVITIES                                    (4,842)
                                                                     ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of assets                                           20,000
  Purchase of fixed assets                                             (771,255)
                                                                     ----------

NET CASH USED INVESTING ACTIVITIES                                     (751,255)
                                                                     ----------

CASH FLOWS FROM FINANCING  ACTIVITIES
 Decrease in  shareholder  loan                                           5,333
 Increase in due from affiliates                                        (45,885)
 Increase in line of credit                                             416,833
 Proceeds from long-term debt                                           583,226
    Payments on long-term debt                                         (152,106)
                                                                     ----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                               807,401
                                                                     ----------

NET INCREASE IN CASH                                                     51,304

CASH AT BEGINNING OF YEAR                                                25,871
                                                                     ----------

CASH AT END OF YEAR                                                  $   77,175
                                                                     ==========

SUPPLEMENTAL DISCLOSURES
    Interest paid                                                       150,234
    Income taxes paid                                                    37,412



     The accompanying notes are an integral part of the financial statements

                               RADIO SPIRITS, INC.
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1997



    BALANCE - BEGINNING OF PERIOD                       $   431,360

    NET INCOME                                              108,919
                                                        -----------

    BALANCE - END OF PERIOD                             $   540,279
                                                        ===========





    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 5
                          NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of significant accounting policies of Radio Spirits, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business

     The Company specializes in the syndication, sales and licensing of popular radio programs originally aired from the early 1930s through the late 1950s. The Company has an in-house mail order service in which it distributes audio cassettes and compact discs of vintage comedy, mystery, detective, adventure and suspense programs to customers worldwide.

Inventory

     Inventory consists of packaging materials for the cassettes and compact discs, and cassettes and compact discs ready for sale. Inventory is carried at cost and is reviewed at year end for slow moving items, which are written off as obsolete.

Deferred Income Taxes

     For income tax reporting, the Company uses accounting methods that recognize expenses sooner than for financial statement reporting. As a result, the basis of inventory and property and equipment for financial reporting exceeds its tax basis. Deferred income taxes have been recorded for the excess, which will be taxable in future periods.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2.   PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation of equipment is computed using accelerated methods and amortization of leasehold improvements is computed using the straight-line method. Depreciation and amortization amounted to $107,582 for the year ended December 31, 1997.

                               RADIO SPIRITS, INC.                        Page 6
                          NOTES TO FINANCIAL STATEMENTS

3.   GOODWILL

     Goodwill resulted from the purchase of stock from a former shareholder and is being amortized using the straight-line method over 15 years. Amortization expense amounted to $29,924 for the year ended December 31, 1997.

4.   LINE OF CREDIT

     The Company has a line of credit with a bank in the amount of $850,000 expiring September 4, 1998. The line was subsequently renewed until September 4, 1999. The line of credit is collateralized by substantially all of the assets of the Company and the personal guarantee of the shareholder of the Company. Interest only is payable monthly at 1% over the prime rate. The outstanding balance was $781,833 at December 31, 1997.

5.   NOTES PAYABLE

     Notes payable consists of the following:

          Note payable dated March 7, 1996 to former
          shareholder for purchase of stock, payable $6,747
          per month including interest at 6.5%, due March
          2006. Secured by a second position of
          substantially all assets and the guarantee of the
          shareholder of the Company                                    $512,012

          Note payable to West Suburban Bank, payable in monthly
          installments of $1,136 including interest at
          8%, due October 1998, secured by equipment                      10,943

          Note payable to Beverly Bank, payable in monthly
          installments of $1,300 including interest at 7.5%,
          due July 1999, secured by a vehicle                             23,214

          Note payable to West Suburban Bank, payable in monthly
          installments of $1,365 including interest at
          9.5%, due September 2002, secured by equipment                  61,557

          Note payable to West Suburban Bank, payable in monthly
          installments of $9,509 including interest at
          9.75%, due May 2002, secured by substantially all assets       408,018

                              RADIO SPIRITS, INC.                         Page 7
                          NOTES TO FINANCIAL STATEMENTS

5.   NOTES PAYABLE (continued)

          Note payable to Honda, payable in monthly installments
          of $444 including interest at 7.75%, due June
          2001, secured by a vehicle                                     16,295

          Note payable to Peter Tararo, interest only is payable
          monthly at 8.5%, principal and unpaid interest
          due January 1998                                               25,000

          Note payable to West Suburban Bank, payable in monthly
          installments of $892 including interest at
          8%, due February 2000, secured by equipment                    20,789
                                                                    -----------

                                                                      1,077,828

Less current portion                                                   (201,411)
                                                                    -----------

                                                                    $   876,417
                                                                    ===========

      Maturities of long-term debt are as follows:

                 Year Ending,
                 December 31,
                     1998                             $  201,411
                     1999                                173,596
                     2000                                170,329
                     2001                                180,935
                     2002                                120,391
                     Thereafter                          231,166
                                                      ----------

                                                      $1,077,828
                                                      ==========

6.   RELATED PARTY TRANSACTIONS

     The Company is owed $1,666 from the shareholder at December 31, 1997. The amount is a short-term loan and no interest is being accrued.

     The Company is also owed $75,587 from affiliated companies owned by the shareholder. The amounts are short-term loans and no interest is being accrued.

                               RADIO SPIRITS, INC.                        Page 8
                          NOTES TO FINANCIAL STATEMENTS


6.   RELATED PARTY TRANSACTIONS (continued)

     On December 1, 1996 the Company entered into a lease agreement for its current facilities with its shareholder. Monthly base rent is $3,667 plus insurance and real estate taxes, and the lease expires November 30, 2001. Rent expense amounted to $58,422 for the year ended December 31, 1997. Future minimum rental payments are as follows:

                 Year ending,
                 December 31,
                     1998                              $  44,004
                     1999                                 44,004
                     2000                                 44,004
                     2001                                 40,337
                                                        --------

                                                        $172,349
                                                        ========

7.   COMMITMENTS

Licensing Agreements

     The Company has entered into various agreements for the use of the original programs it broadcasts and sells. Rights expense under these agreements amounted to $180,455 for the year ended December 31, 1997.

Consulting Agreement

     The Company has a consulting agreement with Dennis Levin & Associates. The agreement expires December 31, 1997. The Company pays a monthly fee of $5,630 plus a year end amount based on net income before taxes as adjusted for items in the agreement. Consulting expense amounted to $95,965 for the year ended December 31, 1997.

Sales Agreement

     The Company has agreements with various independent sales representatives for the Company's products, to certain customers and markets per the agreement. The agreement may be terminated at any time by either party with 60 days written notice. Commissions of 7% or 10%, depending on the customer, are paid monthly in the following month based on net cash receipts from the customers. Commissions expense amounted to $104,650 for the year ended December 31, 1997.

                               RADIO SPIRITS, INC.                        Page 9
                          NOTES TO FINANCIAL STATEMENTS


8.   PROFIT SHARING PLAN

     The Company has a profit sharing plan covering all employees who have met the eligibility requirements. The plan is noncontributory for the employees and discretionary for the employer. A contribution of $30,000 was made for the year ended December 31, 1997.

9.   INCOME TAXES

     The provisions for income tax consist of the following components:

              Current                                  $  17,139
              Deferred                                    47,000
                                                       ----------
                                                       $  64,139
                                                       =========

10.  SUBSEQUENT EVENTS

     Sale of Business

     During July, 1998, the Company's shareholder agreed to a letter intent to sell the stock of the Company to a publicly traded company. The letter of intent is subject to acceptable results of due diligence by both parties.

                            SUPPLEMENTARY INFORMATION

                              RADIO SPIRITS, INC.                        Page 10
                       SCHEDULES OF DIRECT AND INDIRECT
                              COST OF GOODS SOLD
                     FOR THE YEAR ENDED DECEMBER 31, 1997


                                                            Amount           %
                                                          ----------       -----

Direct Cost of Goods Sold

  Tapes                                                   $   21,768        0.42
  Production materials                                           523        0.01
  Finished product                                         1,479,074       28.53
  Printing                                                     4,399        0.08
  Outside services                                           110,659        2.13
  Rights                                                     180,455        3.48
  Shipping supplies                                           16,603        0.32
  Purchases                                                   22,614        0.44
  Artwork and design                                           7,780        0.15
  Artwork and design-product                                  45,784        0.88
  Printing-product                                           311,157        6.00
  Warehouse labor                                             64,070        1.24
  Engineering                                                144,233        2.78
                                                          ----------       -----

    Total Direct Cost of Goods Sold                       $2,409,119       46.46
                                                          ==========       =====

Indirect Cost of Goods Sold

  Artwork and design-catalog                              $   38,297        0.74
  Printing-catalog                                           111,697        2.15
  Printing-promo mailings                                      8,290        0.16
  Freight and delivery                                        64,166        1.24
  Postage-catalog mailings                                   282,313        5.44
  Postage-promo mailings                                      22,610        0.44
  Postage-orders delivery                                    236,022        4.55
                                                          ----------       -----

    Total Indirect Cost of Goods Sold                     $  763,395       14.72
                                                          ==========       =====

                               RADIO SPIRITS, INC.                       Page 11
                           SCHEDULES OF SELLING AND
                            ADMINISTRATIVE EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                                           Amount            %
                                                         ----------        -----
Selling Expenses

  Commissions                                            $  104,650         2.02
  Advertising                                                58,891         1.14
  Mailing lists-names                                        23,978         0.46
  Mailing services                                           12,428         0.24
                                                         ----------        -----

    Total Selling Expenses                               $  199,947         3.86
                                                         ==========        =====

Administrative Expenses

  Salaries and wages                                     $  192,890         3.72
  Officer's salaries                                        293,428         5.66
  Consulting                                                 95,965         1.85
  Computer consulting                                        16,941         0.33
  Auto expense                                                5,175         0.10
  Auto lease                                                 19,146         0.37
  Bank service charges                                       53,849         1.04
  Contributions                                                  25         0.00
  Depreciation expense                                      107,582         2.07
  Amortization                                               29,924         0.58
  Dues and subscriptions                                      2,496         0.05
  Equipment rental                                            5,576         0.11
  Utilities                                                  20,012         0.39
  Insurance-group                                            16,629         0.32
  Insurance-general                                          11,721         0.23
  Insurance-officer's life                                    7,560         0.15
  Legal and accounting                                       76,095         1.47
  Office expense                                             17,127         0.33
  Office supplies                                            10,989         0.21
  Outside services                                           10,260         0.20
  Postage expense                                            18,861         0.36
  Profit sharing expense                                     30,000         0.58
  Rent expense                                               58,422         1.13
  Repairs and maintenance                                    37,287         0.72
  Supplies expense                                            7,738         0.15
  Taxes-payroll                                              46,473         0.90
  Taxes-other                                                10,501         0.20
  Telephone                                                  61,330         1.18
  Answering service                                          79,234         1.53
  Travel and entertainment                                   26,360         0.51
  Bad debts                                                  81,719         1.58
  Moving expense                                                708         0.01
                                                         ----------        -----

    Total Administrative Expenses                        $1,452,023        28.00
                                                         ==========        =====

                              RADIO SPIRITS, INC.

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1996

                               TABLE OF CONTENTS
                               -----------------


                                                                        PAGE


      INDEPENDENT AUDITORS' REPORT                                        1


      FINANCIAL STATEMENTS

         Balance sheet                                                   2-3


         Statement of income                                              4


         Statement of cash flows                                          5


         Statement of retained earnings                                   6


         Notes to financial statements                                   7-11


      SUPPLEMENTARY INFORMATION


         Schedules of direct and indirect
           cost of goods sold                                             13


         Schedules of selling and administrative expenses                 14

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Radio Spirits, Inc.
Schaumburg, Illinois

We have audited the accompanying balance sheet of Radio Spirits, Inc. as of December 31, 1996 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventory (stated at $424,638) taken as of December 31, 1995, since that date was prior to our initial engagement as auditors for the Company, and the Company's records do not permit adequate retroactive tests of inventory quantities.

In our opinion, the balance sheet referred to in the first paragraph presents fairly, in all material respects, the financial position of Radio Spirits, Inc. as of December 31, 1996, and except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventory taken as of December 31, 1995, the statements of income and retained earnings and cash flows referred to in the first paragraph present fairly, in all material respects, the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ B D & A Certified Public Accountants, Ltd.



November 20, 1998

                               RADIO SPIRITS, INC.                        Page 2
                                 BALANCE SHEET
                               DECEMBER 31, 1996


                                    ASSETS

   CURRENT ASSETS
     Cash                                                            $    25,871
     Accounts receivable, net of allowance of $89,000                    556,888
     Inventory (Note 1)                                                  952,243
     Loans to shareholder (Note 6)                                         7,000
     Prepaid expenses                                                     15,775
                                                                     -----------

       Total Current Assets                                            1,557,777

   PROPERTY AND EQUIPMENT (Note 2)
     Leasehold improvements                         $    38,309
     Equipment                                          421,460
     Furniture and fixtures                              28,105
     Vehicles                                            60,793
     Old time radio collection                           63,375
                                                    -----------

     Total Property and Equipment                       612,042
     Less: accumulated depreciation                    (331,493)
                                                    -----------

       Property and Equipment - net                                      280,549

   OTHER ASSETS
     Due from affiliates (Note 6)                   $    29,702
     Deposits                                             1,679
     Goodwill, net of amortization
       of $22,443 (Note 3)                              426,418
                                                    -----------

       Total Other Assets                                                457,799
                                                                     -----------

                                                                     $ 2,296,125
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 3
                                 BALANCE SHEET
                               DECEMBER 31, 1996



                     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Line of credit (Note 4)                                             $  365,000
  Current portion of long term debt (Note 5)                              79,750
  Accounts payable                                                       491,009
  Accrued expenses                                                       124,433
  Accrued profit sharing (Note 9)                                         59,343
  Accrued payroll taxes                                                    1,860
  Income taxes payable (Note 10)                                          37,412
  Deferred income taxes payable (Note 1)                                 138,000
                                                                      ----------

    Total Current Liabilities                                          1,296,807

LONG TERM DEBT (Note 5)                                                  566,958

STOCKHOLDER'S EQUITY
  Common stock, No par value
    Authorized 1,000 shares
    Issued 1000 shares                               $    1,000
  Retained earnings                                     431,360
                                                     ----------

    Total Stockholder's Equity                                           432,360
                                                                      ----------

                                                                      $2,296,125
                                                                      ==========


    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 3
                               STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996


                              STATEMENT OF INCOME

              SALES                                  $ 4,362,188

              DIRECT COST OF GOODS SOLD                1,591,941
                                                     -----------

              GROSS PROFIT                             2,770,247

              INDIRECT COST OF GOODS SOLD                812,039
                                                     -----------

              NET INCOME BEFORE OPERATING EXPENSES     1,958,208
                                                     -----------

              OPERATING EXPENSES
                Selling                                  169,506
                Administrative                         1,206,980
                                                     -----------

                Total Operating Expenses               1,376,486
                                                     -----------

              INCOME FROM OPERATIONS                     581,722
                                                     -----------

              OTHER INCOME (EXPENSE)
                Penalties                                 (1,237)
                Interest expense                         (79,242)
                Loss on sale of assets                   (23,015)
                                                     -----------

                  Total Other Expense                   (103,494)
                                                     -----------

              INCOME BEFORE INCOME TAXES                 478,228

              INCOME TAXES (Note 10)                     136,412
                                                     -----------

              NET INCOME                             $   341,816
                                                     ===========


    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 4
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                            $ 341,816
    Adjustments to reconcile net income to net
     cash provided by operating activities
       Depreciation and amortization                                     99,972
       Deferred income taxes                                             99,000
       Loss on sale of fixed assets                                      23,015
       (Increase) decrease in:
              Accounts receivable                                      (254,574)
               Inventory                                               (527,605)
               Prepaid expenses                                         (15,775)
           Increase (decrease) in:
              Accounts payable                                          270,910
               Accrued expenses                                         (12,623)
               Accrued payroll taxes                                    (16,772)
               Income taxes payable                                      19,273
                                                                      ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                26,637
                                                                      ---------

CASH FLOWS FROM  INVESTING  ACTIVITIES
 Proceeds from sale of assets                                            16,139
 Purchase of  fixed assets                                             (129,995)
                                                                      ---------

NET CASH USED INVESTING ACTIVITIES                                     (113,856)
                                                                      ---------

CASH FLOWS FROM FINANCING  ACTIVITIES
  Decrease in  shareholder  loan                                         14,500
  Increase in due from affiliates                                       (29,702)
  Purchase of stock from shareholder                                   (600,000)
  Increase in line of credit                                            165,000
  Increase in long-term debt                                            508,840
                                                                      ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                58,638
                                                                      ---------

NET DECREASE IN CASH                                                    (28,581)

CASH AT BEGINNING OF YEAR                                                54,452
                                                                      ---------

CASH AT END OF YEAR                                                  $   25,871
                                                                      =========

SUPPLEMENTAL DISCLOSURES
   Interest paid                                                         76,209
   Income taxes paid                                                     17,467


    The accompanying notes are an integral part of the financial statements

                               RADIO SPIRITS, INC.
                        STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



BALANCE - BEGINNING OF YEAR                                           $ 240,683

NET INCOME                                                              341,816







TREASURY STOCK (Note 7)                                                (151,139)
                                                                      ---------

BALANCE - END OF YEAR                                                 $ 431,360
                                                                      =========





    The accompanying notes are an integral part of the financial statements.

                               RADIO SPIRITS, INC.                        Page 5
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of significant accounting policies of Radio Spirits, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business

     The Company specializes in the syndication, sales and licensing of popular radio programs originally aired from the early 1930s through the late 1950s. The Company has an in-house mail order service in which it distributes audio cassettes and compact discs of vintage comedy, mystery, detective, adventure and suspense programs to customers worldwide.

Inventory

     Inventory consists of packaging materials for the cassettes and compact discs, and cassettes and compact discs ready for sale. Inventory is carried at cost and is reviewed at year end for slow moving items, which are written off as obsolete.

Deferred Income Taxes

     For income tax reporting, the Company uses accounting methods that recognize expenses sooner than for financial statement reporting. As a result, the basis of inventory and property and equipment for financial reporting exceeds its tax basis. Deferred income taxes have been recorded for the excess, which will be taxable in future periods.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2.   PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation of equipment is computed using accelerated methods and amortization of leasehold improvements is computed using the straight-line method. Depreciation and amortization amounted to $77,529 for the year ended December 31, 1996.

                               RADIO SPIRITS, INC.                        Page 6
                          NOTES TO FINANCIAL STATEMENTS

3.   GOODWILL

     Goodwill resulted from the purchase of stock from a former shareholder (See
     Note 7), and is being amortized using the straight-line method over 15 years. Amortization expense amounted to $22,443 for the year ended December 31, 1996.

4.   LINE OF CREDIT

     The Company has a line of credit with a bank in the amount of $400,000 expiring October 4, 1997. The line of credit is collateralized by substantially all of the assets of the Company and the personal guarantee of the shareholder of the company. Interest only is payable monthly at 1% over the prime rate. The outstanding balance was $365,000 at December 31, 1996.

5.   NOTES PAYABLE

     Notes payable consists of the following:

          Note payable dated March 7, 1996 to former
          shareholder for purchase of stock, payable $6,747
          per month including interest at 6.5%, due March
          2006. Secured by a second position of
          substantially all assets and the guarantee of the
          shareholder of the company                                  $ 558,060

          Note payable to West Suburban Bank, payable in
          monthly installments of $1,136 including interest at
          8%, due October 1998, secured by equipment                     23,159


          Note payable to Beverly Bank, payable in monthly
          installments of $1,300 including interest at 7.5%,
          due July 1999, secured by a vehicle                            36,522

          Note payable to West Suburban Bank, payable in
          monthly installments of $ 892 including interest at
          8%, due February 2000, secured by equipment                    28,967
                                                                      ---------

                                                                        646,708

     Less current portion                                               (79,750)
                                                                      ---------

                                                                      $ 566,958
                                                                      =========

                               RADIO SPIRITS, INC.                        Page 7
                          NOTES TO FINANCIAL STATEMENTS

5.   NOTES PAYABLE (continued)

     Maturities of long-term debt are as follows:

                Year Ending,
                December 31,
                ------------
                    1997                              $  79,750
                    1998                                 83,451
                    1999                                 71,277
                    2000                                 57,708
                    2001                                 59,680
                    Thereafter                          294,842
                                                      ---------
                                                      $ 646,708
                                                      =========


6.   RELATED PARTY TRANSACTIONS

      The Company is owed $7,000 from the shareholder at December 31, 1996. The amount is a short-term loan and no interest is being accrued.

      The Company is also owed $29,702 from an affiliated company owned by the shareholder. The amount is a short-term loan and no interest is being accrued.

      On December 1, 1996 the Company entered into a lease agreement for its current facilities with its shareholder. Monthly base rent is $3,667 and the lease expires November 30, 2001. Rent expense under this lease amounted to $3,667 for the year ended December 31, 1996. Future minimum rental payments are as follows:

                Year ending,
                December 31,
                ------------
                    1997                              $  44,004
                    1998                                 44,004
                    1999                                 44,004
                    2000                                 44,004
                    2001                                 40,337
                                                      ---------
                                                      $ 216,653
                                                      =========

                           RADIO SPIRITS, INC.                            Page 8
                          NOTES TO FINANCIAL STATEMENTS

7.   PURCHASE OF STOCK

     On March 7, 1996 the Company entered into an agreement to purchase the stock of one of its shareholders for $600,000. The purchase price of the shares was $151,139. The remaining amount of $448,861 was recorded as goodwill as there was no buy-sell agreement in place and the shareholder agreed to enter into a note payable with the Company and take a second position to the bank debt to avoid litigation. The terms of the note payable are described in Note 5.

8.   COMMITMENTS

Facilities Leases

     The Company leased its facilities under a lease agreement expiring in February, 1997. The Company entered a new lease with its shareholder as described in Note 6. Monthly rental including real estate taxes and operating costs was $3,934. Rent expense under these leases amounted to $51,670 for the year ended December 31, 1996.

Operating Leases

     The Company leases a vehicle under a long-term operating lease of four years. Monthly lease payments are $1,548 with a final payment due March 2000. Lease expense amounted to $21,307 for the year ended December 31, 1996.

     Future lease payments are as follows:

                Year Ending,
                December 31,
                ------------
                    1997                              $  18,576
                    1998                                 18,576
                    1999                                 18,576
                    2000                                  4,644
                                                      ---------
                                                      $  60,372
                                                      =========

Licensing Agreements

     The Company has entered into various agreements for the use of the original programs it broadcasts and sells. Rights expense under these agreements amounted to $196,187 for the year ended December 31, 1996.

                               RADIO SPIRITS, INC.                        Page 9
                          NOTES TO FINANCIAL STATEMENTS

8.   COMMITMENTS (continued)

     Consulting Agreement

     The Company has a consulting agreement with Dennis Levin & Associates. The agreement expires December 31, 1997. The Company pays a monthly fee of $5,000 plus a year end amount based on net income before taxes as adjusted for items in the agreement. Consulting expense amounted to $94,677 for the year ended December 31, 1996.

     Sales Agreement

     The Company has agreements with various independent sales representatives for the Company's products, to certain customers and markets per the agreement. The agreement may be terminated at any time by either party with 60 days written notice. Commissions of 7% or 10%, depending on the customer, are paid monthly in the following month based on net cash receipts from the customers. Commissions expense amounted to $97,506 for the year ended December 31, 1996.

9.   PROFIT SHARING PLAN

     The Company has a profit sharing plan covering all employees who have met the eligibility requirements. The plan is noncontributory for the employees and discretionary for the employer. No contribution was made for the year ended December 31, 1996.

10.  INCOME TAXES

     The provisions for income tax consist of the following components:

                Current                                $ 37,412
                Deferred                                 99,000
                                                       --------
                                                       $136,412
                                                       ========

11.  SUBSEQUENT EVENTS

     Sale of Business

     During July, 1998, the Company's shareholder agreed to a letter of intent to sell the stock of the Company to a publicly traded company. The letter of intent is subject to acceptable results of due diligence by both parties.

                           SUPPLEMENTARY INFORMATION

                               RADIO SPIRITS, INC.                       Page 10
                       SCHEDULES OF DIRECT AND INDIRECT
                              COST OF GOODS SOLD
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Direct Cost of Goods Sold

  Tapes                                                               $   33,614
  Production materials                                                    13,547
  Finished product                                                       929,429
  Printing                                                                   921
  Outside services                                                        81,042
  Rights                                                                 196,237
  Shipping supplies                                                       21,811
  Artwork and design-product                                              22,459
  Printing-product                                                       132,839
  Warehouse labor                                                         65,846
  Engineering                                                             94,196
                                                                      ----------

    Total Direct Cost of Goods Sold                                   $1,591,941
                                                                      ==========

Indirect Cost of Goods Sold

  Artwork and design-catalog                                          $   58,396
  Artwork and design-promo mail                                            5,230
  Printing-catalog                                                       275,521
  Printing-promo mailings                                                 34,966
  Freight and delivery                                                   121,174
  Postage-catalog mailings                                               123,655
  Postage-promo mailings                                                  66,081
  Postage-orders delivery                                                127,016
                                                                      ----------

    Total Indirect Cost of Goods Sold                                 $  812,039
                                                                      ==========



    The accompanying notes are an integral part of the financial statements.

                              RADIO SPIRITS, INC.                    Page 11
                           SCHEDULES OF SELLING AND
                            ADMINISTRATIVE EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1996

Selling Expenses
  Samples                                                             $      194
  Commissions                                                             97,506
  Advertising                                                             28,311
  Travel                                                                   1,117
  Mailing lists-names                                                     16,529
  Mailing services                                                        24,234
  Trade shows                                                              1,615
                                                                      ----------

    Total Selling Expenses                                            $  169,506
                                                                      ==========

Administrative Expenses
  Salaries and wages                                                  $  158,242
  Officer's salaries                                                     243,436
  Consulting                                                             102,103
  Computer consulting                                                     18,815
  Auto expense                                                             5,282
  Auto lease                                                              21,307
  Bank service charges                                                    59,594
  Contributions                                                            1,000
  Depreciation expense                                                    77,529
  Amortization                                                            22,443
  Dues and subscriptions                                                     770
  Equipment rental                                                         5,748
  Utilities                                                               10,358
  Insurance-group                                                          9,680
  Insurance-general                                                       21,175
  Insurance-officer's life                                                   450
  Legal and accounting                                                    90,140
  Meetings and conferences                                                 1,222
  Miscellaneous expense                                                    1,270
  Office expense                                                           7,552
  Office supplies                                                         12,673
  Outside services                                                        21,092
  Postage expense                                                            407
  Rent expense                                                            51,670
  Repairs and maintenance                                                 12,334
  Supplies expense                                                         1,551
  Taxes-real estate                                                        5,568
  Taxes-payroll                                                           34,652
  Taxes-other                                                                565
  Telephone                                                               71,798
  Answering service                                                       95,922
  Travel and entertainment                                                38,129
  Moving expense                                                           2,503
                                                                      ----------
    Total Administrative Expenses                                     $1,206,980
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  INTRODUCTION
                                   (Unaudited)

The unaudited pro forma combined financial information presented herein gives effect to the purchase of all outstanding shares of Radio Spirits, Inc. by Audio Book Club, Inc. ("the Registrant") on December 14, 1998. Radio Spirits, Inc.'s and Audio Book Club, Inc.'s fiscal years end on December 31. The Registrant also acquired all of the assets of Buffalo Productions, Inc., an affiliate of Radio Spirits, Inc., and from the Stockholder of Radio Spirits, Inc., his 50% interest in a joint venture that is engaged in the business of producing, broadcasting, marketing and distributing a series of old-time radio programs.

The unaudited pro forma combined balance sheet data at September 30, 1998 combines the historical balance sheets of Audio Book Club, Inc. and its subsidiary and Radio Spirits, Inc, including the assets of Buffalo Productions and the 50% interest in the joint venture. The pro forma adjustments to the balance sheet assume that the acquisition was consummated at the end of the period being presented.

The unaudited pro forma combined statement of operations data being presented for the nine month period ended September 30, 1998 combines Audio Book Club, Inc. nine months of operations ended September 30, 1998 with Radio Spirits, Inc., Buffalo Productions and the 50% interest in the joint venture for the nine months of operations ended September 30, 1998. The unaudited pro forma combined statements of operations data being presented for the twelve month periods ended December 31, 1997 and 1996 combine Audio Book Club, Inc. twelve months of operations ended December 31, 1997 and 1996 with the operations of Radio Spirits, Inc., Buffalo Productions and Radio Spirits' interest in the joint venture, for the twelve months ended December 31, 1997 and 1996. The pro forma adjustments to the statements of operations assume that the acquisition was consummated at the beginning of the earliest period being presented.

Audio Book Club, Inc. expects to achieve certain reductions in costs subsequent to the purchase of Radio Spirits, Inc. as a result of the elimination of duplicative ownership efforts. To comply with the Commission's pro forma reporting rules, the cost reductions reflected in the accompanying Unaudited Pro Forma Combined Statement of Operations have been limited to specific expenses that are directly attributable to the acquisition and which are factually supportable.

The unaudited pro forma combined financial statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company, or of the financial position or results of operations of the combined company that would have actually occurred had the acquisition taken place as of the date or for the periods presented. These unaudited pro forma combined financial statements and the accompanying notes should be read in conjunction with the consolidated financial statements, including the accompanying notes, of Radio Spirits, Inc. which are attached and of Audio Book Club, Inc. which are included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1997.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

PRO FORMA COMBINED BALANCE SHEET
September 30, 1998
(Unaudited)
(In Thousands of Dollars)

                                                                                          Pro-Forma   Notes            Pro-Forma
ASSETS                                                       RSI             ABC         Adjustments   (1)              Combined

Cash and short-term investments                            $   41         $ 2,770                                         $2,811
Accounts receivable                                         1,066           3,157                                          4,223
Inventory                                                   1,161           1,942                                          3,103
Royalty advances                                                              674                                            674
Other current assets                                           42             656                                            698
                                                         -------------------------                              -----------------
                        Total Current Assets                2,310           9,199                                         11,509

Property, equipment, software and
Internet development - net                                    908             616                                          1,524

Other assets                                                  281             190                                            471
Goodwill and other identifiable intangibles                   374                          $    (374)   (2)                7,674
                                                                                               7,674    (3)
                                                         ------------------------------------------------------------------------
Total assets                                              $ 3,873       $ 10,005           $   7,300                    $ 21,178
                                                         ========================================================================

LIABILITIES

Line of credit                                             $  602                          $    (602)   (4)                $  --
Current portion long-term debt                                160                               (160)   (4)                   --
Accounts payable and accrued expenses                         892        $  4,066               (200)   (4)                4,758
                                                         --------------------------------------------           -----------------
                        Total Current Liabilities           1,654           4,066               (962)                      4,758

Long term debt                                                740                               (740)   (4)                4,939
                                                                                               4,939    (5)
EQUITY
Common stock                                                  650          26,406              4,892    (6)(7)            31,948
Retained earnings                                             829         (20,467)              (829)   (7)              (20,467)
                                                         ------------------------------------------------------------------------
Total equity                                                1,479           5,939              4,063                      11,481

                                                         ------------------------------------------------------------------------
Liabilities and equity                                    $ 3,873        $ 10,005          $   7,300                    $ 21,178
                                                         ========================================================================


              See notes to pro forma combined financial statements

                    NOTES TO PRO FORMA COMBINED BALANCE SHEET

                               September 30, 1998

                                   (Unaudited)



(1) Reflects the acquisition by Audio Book Club, Inc. at the end of the period being presented.

(2)  Reflects the reduction in goodwill from a previous acquisition by RSI.

(3)  Reflects additional goodwill arising from the acquisition.

(4) Reflects the payment of debt and certain liabilities of Radio Spirits at closing per agreement.

(5) Reflects debt incurred by Audio Book Club, Inc. in consummating the acquisition.

(6) Reflects stock and options paid to Radio Spirits, Inc. Stockholder and his designees in the acquisition.

(7)  To eliminate Radio Spirits, Inc. common stock and retained earnings.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                   (Unaudited)

               (in Thousands of Dollars, Except Per Share Amounts)

                  For the Nine Months Ended September 30, 1998

                                                                                     Pro-Forma       Notes     Pro-Forma
                                                        RSI             ABC         Adjustments       (1)       Combined

Net Sales                                                 $ 4,815     $    11,535                                $   16,350

Cost of sales                                               2,110           7,558                                     9,668
                                                   -------------------------------                           --------------
Gross profit                                                2,705           3,977                                     6,682

Advertising                                                   644           6,108                                     6,752
General and administrative expenses                         1,132           2,111         $   (29)    (a)(b)          3,731
                                                                                              517     (c)

Interest expenses (income)                                    100           (249)            (100)    (d)                84
                                                                                              333     (e)
                                                   ------------------------------------------------          --------------
Income before taxes                                           829         (3,993)            (721)                   (3,885)

Income taxes                                                   --             --                                         --

                                                   ------------------------------------------------------------------------
Net income (loss)                                          $  829     $   (3,993)         $  (721)               $   (3,885)
                                                   ========================================================================
Earnings (loss) per share                                             $    (0.65)                                $    (0.61)

Number of shares used in  computation of per share
information:                                                           6,153,920                                  6,378,920
                                                   ========================================================================

              See notes to pro forma combined financial statements

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                   (Unaudited)

               (in Thousands of Dollars, Except Per Share Amounts)



     Year Ended December 31, 1997

                                                                                         Pro-Forma   Notes       Pro-Forma
                                                            RSI            ABC          Adjustments   (1)        Combined

Net Sales                                                $  5,185       $ 10,078                                  $ 15,263

Cost of sales                                               2,409          5,495                                     7,904
                                                           ------------------------                           --------------
Gross profit                                                2,776          4,583                                     7,359

Advertising                                                   963          6,843                                     7,806
General and administrative expenses                         1,486          2,225          $  (240)   (a)(b)          4,159
                                                                                              688    (c)

Interest expenses                                             153            435             (153)   (d)               880
                                                                                              445    (e)
                                                           ------------------------------------------         --------------
Income before taxes                                           174         (4,920)            (640)                  (5,486)

Income taxes                                                   64                                                       64


                                                           -----------------------------------------------------------------
Net income                                                 $  110       $ (4,920)         $  (740)                $ (5,550)
                                                          =======      =========          ========                ========
Earnings (loss) per share                                               $  (1.29)                                 $  (1.37)
                                                                        ========                                  ========

Number of shares used in computation of per share
information:                                                           3,820,027                                 4,045,027
                                                                       =========                                 =========

              See notes to pro forma combined financial statements

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                   (Unaudited)

               (in Thousands of Dollars, Except Per Share Amounts)


               Year Ended December 31, 1996
                                                                                      Pro-Forma      Notes     Pro-Forma
                                                         RSI             ABC         Adjustments      (1)      Combined

Net Sales                                                $  4,362       $  5,600                                   $ 9,962

Cost of sales                                               1,592          4,327                                     5,919
                                                    -------------------------------                          --------------
Gross profit                                                2,770          1,273                                     4,043

Advertising                                                   982          5,470                                     6,452
General and administrative expenses                         1,231          2,053          $  (216)   (a)(b)          3,757
                                                                                              689    (c)

Interest expenses                                              79            211              (79)   (d)              656
                                                                                              445    (e)
                                                    ------------------------------------------------         --------------
Income before taxes                                           478         (6,461)            (838)                  (6,821)

Income taxes                                                  136             --                                       136

Net income (loss)                                          $  342       $ (6,461)         $  (838)                 $(6,957)
                                                    =======================================================================
Earnings (loss) per share                                                 $ (1.95)                                 $ (2.00)
                                                                          =======                                  =======

Number of shares used in  computation  of per share
information:                                                             3,256,400                               3,481,400
                                                                         =========                               =========

              See notes to pro forma combined financial statements

               NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30. 1998
                  For the Twelve Months Ended December 31,1997
                  For the Twelve Months Ended December 31,1996

                                   (Unaudited)

(1)  Reflects the acquisition by Audio Book Club, Inc. at January 1, 1996.

(a) Reflects the reduction in expenses including salaries and other costs contracturally committed to in the acquisitions.

(b) Reflects reduction of amortization expense on the intangibles acquired by Radio Spirits, Inc. in its prior acquisitions.

(c) Reflects amortization of goodwill and other intangibles, assuming the acquisition occurred as of the beginning of the earliest period presented.

(d)  Reflects the reduction of interest expense for the debt paid at closing.

(e) Reflects interest expense for the period presented on the long-term debt incurred in the acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 1999


                                                    Audio Book Club, Inc.


                                                    /s/ John F. Levy
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer